EXHIBIT 10.2


                        NONQUALIFIED STOCK OPTION AGREEMENT




     This Nonqualified Stock Option Agreement ("Option Agree ment") is between Howell Corporation, a Delaware corporation (the "Company") and _________________ (the "Optionee").

                               W I T N E S S E T H:
                               ___________________

     WHEREAS, to carry out the purposes of the Howell Corporation 1997 Nonqualified Stock Option Plan (the "Plan") by providing for the acquisition of proprietary interests in the Company through the award of a nonqualified stock option providing for acquisition rights in the common stock of the Company, to retain and attract personnel of outstanding ability, and to provide additional motivation to the Employee to continue to exert Employee's best efforts for the success and welfare of the Company and the benefit of the Company's stockholders, the Committee (as defined in the Plan) has determined that the Company's interests will be advanced by the issuance to Optionee of a nonqualified stock option under the Plan.

     NOW THEREFORE, for and in consideration of these premises it is agreed as follows:

     1. Option. Subject to the terms and conditions contained herein, the Company hereby irrevocably grants to Optionee the right and option ("Option") to purchase from the Company _____________________ (_________) shares of the Company's common stock, $1.00 par value ("Common Stock"), at a price of $__________ per share.

     2. Option Period. The Option herein granted may be exercised by Optionee in whole or in part at any time during a ten (10) year period (the "Option Period") beginning on ________________, 1997 (the "Grant Date"), subject to the limitation that said Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years of employment with the Company or its Affiliates beginning on the Grant Date in accordance with the following schedule:

     Number of                         Percentage of
     Full Years                     Shares Purchasable
     __________                     __________________

     Less than one                         0%
     One                                  25%
     Two                                  50%
     Three                                75%
     Four or more                        100%

Notwithstanding anything in this Agreement to the contrary, the Committee, in its sole discretion may waive the foregoing schedule of vesting and upon written notice to the Optionee, accelerate the earliest date or dates on which any of the Options granted hereunder are exercisable.

     3. Procedure for Exercise. The Option herein granted may be exercised by written notice by Optionee to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is to be exercised accompanied by payment for the shares to be purchased, and specifying the address to which the certificate for such shares is to be mailed. The notice shall be accompanied by (i) cash, cashier's check, bank draft, postal or express money order payable to the order of the Company, or other immediately available funds, or (ii) at the election of the Optionee and agreed to by the Committee, certificates representing shares of Common Stock theretofore owned by Optionee duly endorsed for transfer to the Company, or (iii) any combination of the preceding, equal in value to the aggregate exercise price. Notice may also be delivered by fax or telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the fax or telecopy transmission is received by the Company. An option to purchase shares of Common Stock in accordance with this Plan, shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of shares for which Options are being exercised, are both received by the Company and Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

     As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee at the address specified pursuant to this Section 3.

     4.  Termination of Employment or Cessation  from the Board of Directors.
If Optionee's employment with the Company or its Affiliates is terminated during the Option Period for any reason or if the Optionee ceases to serve on the Board of the Company or its Affiliates during the Option Period for any reason, Options which are exercisable by the Optionee pursuant to Section 2 on the date of such termination of employment or cessation from the Board of the Company shall expire on the earlier of (i) six months from the date of the Optionee's termination of employment or cessation from the Board of the Company or (ii) the remaining Option Period established for the Option pursuant to Section 2. Any Options which are not exercisable by the Optionee pursuant to Section 2 on the date of the Optionee's termination of employment or cessation from the Board of the Company shall expire on the date of such termination of employment or cessation from the Board of the Company.

     5. Transferability. This Option shall not be transferable by Optionee otherwise than by Optionee's will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by him. Any heir or legatee of Optionee shall take rights herein granted subject to the terms and conditions hereof. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

     6. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Option Agreement until the Option is exercised by written notice and accompanied by payment as provided in Section 3 above. Until such time, Optionee shall not be entitled to dividends attributable to such shares or to vote such shares at meetings of the stock holders of the Company. Except as provided in Section 8 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) paid or distributions or other rights granted in respect of any share of Common Stock for which the record date for such payment, distribution or grant is prior to the date upon which the Optionee shall have exercised said Option by written notice and payment to the Company, as provided hereinabove.

     7.  Corporate Transactions.

         a. If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange, shareholders of the Company receive any shares of Common Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its shareholders, there shall be substituted for the shares subject to the unexercised portion of the Option an appropriate number of shares of (i) each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or (ii) in the case of a Spin Off, the securities distributed to shareholders of the Company together with shares of Common Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive stock options in such a transaction); provided, however, that the Option may be canceled by the Company as of the effective date of (x) a reorganization, merger, consolidation, plan of exchange or Spin Off or
(y) any dissolution or liquidation of the Company, by giving notice to the Optionee or his personal representative of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to the Option; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and canceling the Option as contemplated above, elect (i) to reduce the purchase price for each share of Common Stock subject to the Option by an amount equal to the fair market value, as determined in accordance with the provisions of Section 6(b), of the securities distributed in respect of each outstanding share of Common Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Common Stock subject to the Option in order to reflect the economic benefits inuring to the shareholders of the Company as a result of the Spin Off.

         b. The Option shall become fully exercisable upon a Change in Control of the Company (as defined in the next sentence). "Change in Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to either Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

          c. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to the Option granted hereunder.

     8. Changes in Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. If the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by a subdivision or consolidation of shares of Common Stock or other capital readjustment, a declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate Option price.

     9.  Compliance With Securities Laws.   Upon the acquisition of any shares
pursuant to the exercise of the Option herein granted, Optionee (or any person acting under Section 5) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

     10. Compliance With Laws. Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise the Option(s) granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option(s) or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority.

     11. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to the Optionee for federal or state income tax purposes, the Optionee shall pay to the Company at the time of such exercise or disposition (or such other time as the law permits if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended) such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations; and, if the Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to the Optionee, any tax required to be withheld by reason of such resulting compensation income or Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. Payment of the withholding tax by the Optionee shall be made in accordance with Section 12 of the Plan.

     12. Resolution of Disputes. As a condition of the granting of the Option hereby, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs and personal representatives.

     13. Legends on Certificate. The certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

     14. Notices. Every notice hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise of any Option hereunder shall be directed to Howell Corporation, 1500 Howell Building, 1111 Fannin, Houston, Texas 77002-6923, Attention: Secretary. Any notice given by the Company to Optionee directed to him at his address on file with the Company shall be effective to bind him and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee's rights hereunder and Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of Optionee's rights or privileges hereunder.

     15. Construction and Interpretation. Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of Section 5 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes.

     16. Agreement Subject to Plan. This Option Agreement is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

     17. Employment Relationship. Employees shall be considered to be in the employment of the Company as long as they remain employees of the Company or a parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended). Any questions as to whether and when there has been a termination of such employment and the cause of such termination, shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company.

     18. Binding Effect. This Option Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     IN WITNESS WHEREOF, this Option Agreement has been executed as of the ____ day of _______________, 19____.

ATTEST:                                   HOWELL CORPORATION



______________________________            By:_________________________________



                                          OPTIONEE




                                          ____________________________________